SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8-K




              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): April 22, 1997



                               LOTTOWORLD, INC.
            (Exact Name of Registrant as Specified in its Charter)



                                   FLORIDA
                (State or Other Jurisdiction of Incorporation)


             0-25624                                    65-0399794
      (Commission File No.)                  (IRS Employer Identification No.)




    Suite 200, 2150 Goodlette Road, Naples, Florida                  34102
      (Address of Principal Executive Offices)                     (Zip Code)


                                 (941) 643-1677
              (Registrant's Telephone Number, Including Area Code)














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ITEM 5.     OTHER EVENTS

      The Company is filing a Current Report on Form 8-K to summarize all the transactions to equity which have occurred subsequent to December 31, 1996. These transactions of the Company, some of which were itemized in the Annual Report on Form 10-KSB for the year ended December 31, 1996 are:

      In January 1997 the Company exchanged 56,000 shares of its common stock in payment of rent on its executive offices for a period of four months. The rent for this period would be $56,000. In a series of transactions with individuals, the Company sold 178,188 shares of the Company's common stock for an aggregate amount of $163,000. In March 1997, the Company exchanged 200,000 shares of its common stock for printing services worth an estimated $101,000.

      On April 9, 1997, the Company acquired 4,000,000 shares of the common stock of Sound Money Investors, Inc. ("SMI")with a market value of $500,000 in exchange for 516,129 shares of common stock of the Company.

      Holders of 41,667 shares of the Company's Series A Redeemable Convertible Preferred Stock(with a redeemable value of $250,000) converted those shares into 307,052 shares of the common stock, $.001 par value per share, of the Company.

      The following table sets forth at December 31, 1996; (i) the total assets and the capitalization of the Company; and (ii) the pro-forma capitalization to give effect to the subsequent transactions:

                                                       December 31, 1996
                                                -------------------------------
                                                     Actual          Pro-forma
                                                ------------       ------------
Total assets                                    $  2,436,000       $  3,140,700

Long-Term Debt, less current maturities                8,000              8,000

Redeemable convertible preferred stock             1,000,000            750,000

Common Shareholders' Equity
      Common stock                                     6,100              7,400
      Additional paid-in capital                  12,492,000         13,560,900
      Accumulated deficit                        (12,248,300)       (12,248,300)
      Less, treasury stock                           (34,100)           (34,100)
                                                ------------       ------------
                                                $    215,700       $  1,285,900
                                                ============       ============







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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LOTTOWORLD, INC.

                                    By: s/ Stuart Dubow
                                        -------------------
                                        Stuart Dubow
                                        Chief Financial Officer and
                                        Senior Vice President


Date:   April 23, 1997




































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